                                                                   EXHIBIT 10.21

                               FIFTH AMENDMENT TO

                            MASTER SERVICES AGREEMENT

      This Fifth Amendment ("Fifth Amendment") is effective as of the 1st day of June, 2001 ("Fifth Amendment Effective Date") and amends and supplements that certain Master Services Agreement, as amended (the "Agreement") dated as of the 9th day of December, 1999, by and between VALOR TELECOMMUNICATIONS ENTERPRISES, LLC (as successor to Valor Telecommunications Southwest, LLC, successor to dba Communications LLC) ("Client") and ALLTEL INFORMATION SERVICES, INC. ("ALLTEL").

                              W I T N E S S E T H:

      WHEREAS, Client desires to obtain additional services from ALLTEL and ALLTEL is willing to provide such services pursuant to the terms and conditions contained herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the parties agree as follows:

1.    The following new Section 8 shall be added to Exhibit A to the Agreement:

      "8. CLEC SERVICES. ALLTEL shall provide Managed Operations Services, Managed Network Services, Output Processing Services and PASP Services for Client's Competitive Local Exchange Carrier business as described in Section 8.2 of this Exhibit (collectively, the "CLEC Services"). Further, ALLTEL shall provide the implementation of the CLEC Services on a Unbundled Network Elements Platform ("UNE-P") as described in Section 8.1 of this Exhibit ("CLEC Implementation Services").

            8.1   CLEC IMPLEMENTATION SERVICES.

                  (A) PROJECT PLAN. Attached hereto as Attachment 1 and incorporated herein is the "Project Plan" drafted by ALLTEL and agreed to by Client setting forth the specific tasks to be included within the CLEC Implementation Services and the tasks to be completed by Client. The parties agree that the Project Plan may change as the CLEC Implementation Services progress and that all changes in scope of CLEC Implementation Services or changes made necessary by changes to the project beyond Alltel's reasonable control shall be reflected in the Project Plan through the Change Control process.

                  (B) PRE-AMENDMENT SERVICES. Prior to the Fifth Amendment Effective Date, ALLTEL has performed the CLEC Implementation Services described in the Project Plan. Client hereby acknowledges ALLTEL's performance of such services and Client's acceptance of services provided by ALLTEL.

                  (C) TEMPORARY CARE RESOURCE. ALLTEL will provide a temporary CARE resource from February 12,2001 through May 31,2001 (or until such time as the three hundred (300) hours limit is reached) to assist Client in establishing billing and collection agreements with other carriers and to assist in training a Client employee to perform this function. The temporary CARE resource will perform services as directed by Client for a total of no more than three hundred (300) man-hours. Those services are expected to include the following:

                  -     Document and maintain Carrier Access Records Exchange
                        (CARE) processing flow and Transaction Code Status Indicator (TCSI) supported codes.

                  -     Recommend rates for services provided to Access Carriers
                        (AC), listings, daily/weekly processing.

                  - Establish and maintain "New Carrier Documentation", and distribute upon request to AC.

                  - Communicate client requirements/processes with new ACs. Communicate effectively with senior management of AC companies.

                  - Work with Bell Provisioning when a new carrier requests participation, if needed.

                  - Load AC tables to EQA and prepare and submit customer validation table (TRTL) and Carrier Control Table and Message Processing System (MPS) table forms (CRRC/CART) to ALLTEL Conversion Team.

                  - Coordinate Job Control Language (JCL) through Equal Access (EQA) for all existing and new ACs.

                  - Review daily and weekly CARE output reports to intercept specific error codes that indicate processing problems or unauthorized AC.

                  - Coordinate analysis/design/inquiries/testing signoff on CARE Service Enhancement Request/Request for Information Services (SER/RIS) projects. (Adding EQA as interface.).

                  - Administer and coordinate all AC notifications regarding CARE. Work with Valor to establish billing of carrier charges for services provided.

                  - Communicate with AC when unauthorized marketing procedures exist.

                  - Primary Interexchange Carrier (PIC) dispute processing-prepare bill and followed-up on collections.

                  -     PIC verification/reconciliation.

                  -     Handle all carrier inquires.

                  -     Handle all carrier correspondence.

                  -     Investigate non-acknowledged Letter of Authorization
                        (LOA) records for carrier.

                  -     Update change of carrier mailing addresses.

                  - Notify ACs when new areas or states win be included as Valor territory.

                  -     Coordinate NPA Splits and Company Mergers.

                  - Serve as Billing Name and Address (BNA) contact for agreements and billing of charges.

                  -     Provide training to one VBS CARE representative.

                  (D) AUTOMATED CARE NOTIFICATION. ALLTEL will automate CARE notification for carrier changes for no more than three
                        (3) carriers.

                  (E) CATEGORY 92 DATABASE. ALLTEL will set up a database (or use Client's existing database, if ALLTEL deems practicable) for Category 92 records processing (i.e. settlement processing with Southwestern Bell Corporation).

            8.2 DESCRIPTION OF CLEC SERVICES. The CLEC Services will consist of certain Managed Operations Services (including ongoing tables maintenance for Client's CLEC business in one state and two cities) as described in this Agreement for Client's CLEC business using UNE-P and using the following subset of the ALLTEL Software:
                  CCS, and CAMS (to include MPS, EQA and CARE). The CLEC Services will also include Output Processing Services and PASP Services for Client's CLEC business. ALLTEL will also provide the initial table load services in support of Client's offering of CLEC services in one state and two cities."

2.    The following new Section 2.8 shall be added to Exhibit E to the
      Agreement:

      "2.8  FEES FOR CLEC SERVICES.

            (A) IMPLEMENTATION. Client shall pay to ALLTEL the following Service Fees for the CLEC Implementation Services described in
                  Section 8.1 of Exhibit A:

                   CLEC Implementation Services described in the Project Plan
                        (except for those items set forth below)                  $[*****]
                   CARE Support (up to 300 hours)                                  [*****]
                   Automated CARE Implementation (up to 3 carriers)                [*****]
                   Category 92 Implementation                                      [*****]
                                                                                  --------
                   Total fees for CLEC Implementation Services                    $[*****]
                                                                                  ========

                  ALLTEL hereby acknowledges receipt of the fee listed above in this Section 2.8(a).

                  ALLTEL's time of performance of and the Service Fees for the CLEC Implementation Services shall be adjusted, if and to the extent reasonably necessary, in the event that (a) Client fails to timely submit data or materials in accordance with the Project Plan, (b) Client fails to perform on a timely basis, the functions or other responsibilities of Client described in the Project Plan, (c) there occurs a Force Majeure condition which prevents ALLTEL's timely performance,
                  (d) Client or any governmental agency authorized to regulate or supervise Client makes any special request which affects ALLTEL's obligations under this Fifth Amendment, or (e) the scope of the Project Plan is increased in accordance with
                  Section 8.1(a) of Exhibit A. ALLTEL shall promptly notify Client upon ALLTEL discovering that any of the events described in this Section will effect ALLTEL's time of performance or the fees for the CLEC Implementation Services, with such notice describing both the event and the anticipated affect of the event. In addition, if any of the above events occur, and such event will result in an increased cost to ALLTEL for providing the affected Service, ALLTEL shall so advise Client and Client may at Client's discretion either pay any and all of such increased costs to ALLTEL or relieve ALLTEL of its responsibilities hereunder.

            (B) MONTHLY CHARGES. Client shall pay to ALLTEL the following Service Fees for the CLEC Services described in Section 8.2 of Exhibit A:

                  (I) MANAGED OPERATIONS SERVICES. For each Access Line for which ALLTEL is then providing Managed Operations Services as described in Section 8.2 of Exhibit A, Client shall pay an incremental access line charge of $[* * * * *] per month. Client shall be invoiced monthly, one month in arrears. The number of Access Lines upon which the CLEC access line charge is calculated shall-be determined as of the end of the month based on the Customer Access Line and Equipment Report generated through CAMS.

                  (II) OUTPUT PROCESSING SERVICES. Client shall pay for the Output Processing Services related to Client's CLEC business on the same basis as is set forth in Exhibit C for Client's ILEC business.

            (C) FULL FACILITIES BASED CLEC. Client shall have the option to also provide "full facilities based access" CLEC services. If Client elects to do so, Client and ALLTEL shall mutually agree upon a project plan for the implementation of such additional CLEC services, including the additional Service Fees for such implementation. For each Access Line for which ALLTEL is then providing CLEC Services on a full facilities basis, Client shall pay for Managed Operations Services an incremental access line charge of $[*****] per month. Client shall pay for the Output Processing Services related to Client's full facilities based CLEC business on the same basis as is set forth in Exhibit C for Client's ILEC business."

3. All capitalized terms not otherwise defined in this Fifth Amendment shall have the same meaning set forth in the Agreement.

4. Except as herein expressly amended, the Agreement as previously amended is ratified, confirmed and remains in fun force and effect.

5. All references to the Agreement shall mean as such Agreement is amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

6. This Fifth Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                         SIGNATURES FOLLOW ON NEXT PAGE

      IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the Fifth Amendment. Effective Date by their duly authorized representatives.

ALLTEL INFORMATION SERVICES, INC.               VALOR TELECOMMUNICATIONS
                                                ENTERPRISES, LLC

By:     /s/ Larry Ashmore                       By:     /s/ Kenneth R. Cole
        --------------------------------                -----------------------
Name:   Larry Ashmore                           Name:   Kenneth R. Cole
        --------------------------------                -----------------------
Title:  Account Director                        Title:  President & COO
        --------------------------------                -----------------------

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
  0   VALOR CLEC PHASE I - TX                                       MON 12/4/00    WED 10/17/01      MON 12/4/00      TUE 10/23/01
  1       OBTAIN SIGNED CONTRACT FROM VENDOR                        MON 12/4/00     FRI 1/19/01      MON 12/4/00       FRI 1/19/01
  2           BEGIN PROJECT INITIATION ACTIVITIES                   Mon 12/4/00     Mon 12/4/00      Mon 12/4/00       Mon 12/4/00
  3           PROJECT INITIATION ACTIVITIES                         MON 12/4/00     FRI 1/19/01      MON 12/4/00       FRI 1/19/01
  4              Obtain Letter of Engagement from Valor             Mon 12/4/00     Mon 12/4/00      Mon 12/4/00       Mon 12/4/00
  5              Establish Project Sponsorship                      Mon 12/4/00     Mon 12/4/00      Tue 12/5/00       Tue 12/5/00
  6              Establish Business Objectives                      Wed 12/6/00     Fri 12/8/00      Wed 12/6/00       Fri 12/8/00
  7              Finalize Scope of Work                             Thu 12/7/00     Fri 1/19/01      Thu 12/7/00       Fri 12/8/00
  8              Define Project Organization                       Mon 12/11/00    Mon 12/11/00     Mon 12/11/00      Mon 12/11/00
  9              Obtain Resources                                  Fri 12/15/00     Fri 1/15/01     Fri 12/15/00       Fri 1/15/01
 10              Obtain CCS Resources                              Mon 12/18/00    Fri 12/22/00     Mon 12/18/00      Fri 12/22/00
 11              Identify Team Training Requirements                 Fri 1/5/01      Fri 1/5/01       Fri 1/5/01        Fri 1/5/01
 12              Define Project Control Procedures                  Fri 12/8/00     Fri 12/8/00      Fri 12/8/00       Fri 12/8/00
 13              Define Configuration Management Procedures         Fri 12/8/00     Fri 12/8/00      Fri 12/8/00       Fri 12/8/00
 14              Review and Compile Products                       Mon 12/11/00    Mon 12/11/00     Mon 12/11/00      Mon 12/11/00
 15              Hold Project Initiation Meeting with Valor        Wed 12/13/00    Thu 12/14/00     Wed 12/13/00      Thu 12/14/00
 16              Receive Org Structure from Valor                   Thu 1/11/01     Thu 1/11/01      Thu 1/11/01       Thu 1/11/01
 17              Receive Initial 250 S&P Offerings from Valor       Fri 1/19/01     Fri 1/19/01      Fri 1/19/01       Fri 1/19/01
 18              Publish Project Initiation Report                   Mon 1/8/01      Mon 1/8/01       Mon 1/8/01        Mon 1/8/01
 19              Review P/R with Stakeholder                        Thu 1/11/01     Thu 1/11/01      Thu 1/11/01       Thu 1/11/01
 20              Hold Project Review/Kickoff                        Wed 1/10/01     Wed 1/10/01      Wed 1/10/01       Wed 1/10/01
 21              PROJECT INITIATION COMPLETE                        Wed 1/10/01     Wed 1/10/01      Wed 1/10/01       Wed 1/10/01
 22       START VALOR CLEC PHASE I                                 THU 12/21/00    WED 10/17/01      MON 12/4/00      TUE 10/23/01
 23           BEGIN VALOR CLEC PHASE I - TEXAS                      Wed 1/10/01     Wed 1/10/01      Wed 1/10/01       Wed 1/10/01
 24           ESTABLISH INFRASTRUCTURE                               FRI 1/5/01      THU 5/3/01     FRI 12/15/00       MON 3/26/01
 25              BEGIN INFRASTRUCTURE SETUP                         Mon 1/15/01     Mon 1/15/01      Mon 1/15/01       Mon 1/15/01
 26              DEFINE CAMS PROCESSING REQUIREMENTS                TUE 1/16/01     WED 3/14/01     THUR 1/18/01       TUE 1/30/01
 27                  BEGIN DEFINING CAMS REQUIREMENTS               Thu 1/18/01     Thu 1/18/01      Thu 1/18/01       Thu 1/18/01
 28                  Determine CAMS Interfaces, (CARE, EQA)         Tue 1/18/01     Wed 3/14/01      Thu 1/18/01       Tue 1/30/01
 29                  Identify NDM's-(identified w/Valor ILEC)       Wed 2/27/01      Fri 3/9/01      Thu 1/18/01       Tue 1/30/01
 30                  Determine DB2 Warehousing Requirements         Tue 1/23/01     Fri 1/26/01      Thu 1/18/01       Thu 1/18/01
 31                  COMPLETE DEFINING CAMS REQUIREMENTS             Mon 3/5/01      Mon 3/5/01      Tue 1/30/01       Tue 1/30/01
 32              CCS SETUP                                           FRI 1/5/01      WED 2/7/01       MON 1/8/01       THU 3/22/01
 33                  BEGIN CCS SETUP FACILITY                       Thu 1/18/01     Thu 1/18/01      Thu 1/18/01       Thu 1/18/01

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
                     Create Service Order Split Process for          Mon 2/5/01      Mon 2/5/01      Mon 1/15/01       Fri 1/26/01
 34                  VL3
 35                  Setup CCS Development Database                  Fri 1/5/01     Fri 1/12/01       Mon 1/8/01       Wed 1/10/01
 36                  Setup CCS System Test Database                 Fri 1/12/01     Fri 1/19/01      Thu 1/11/01       Mon 1/15/01
 37                  Setup CCS-CAMS Test Environment                Tue 1/30/01     Tue 1/30/01      Thu 1/25/01       Tue 1/30/01
 38                  Setup CCS Production Environment               Tue 1/30/01      Fri 2/2/01      Wed 1/31/01        Fri 2/2/01
 39                  Update CCS Security for new users               Wed 2/7/01      Wed 2/7/01      Wed 3/21/01       Thu 3/22/01
 40              TEST ENVIRONMENT SET UP - S02                      THU 1/18/01      WED 2/7/01               NA                NA
 41                  Setup/Refresh s02 Environment                   Wed 2/7/01      Wed 2/7/01               NA                NA
 42                  Setup ICP Processing for s02 Environment        Wed 2/7/01      Wed 2/7/01               NA                NA
 43                  Ongoing ICP Support for s02 Environment         Wed 2/7/01      Wed 2/7/01               NA                NA
                     testing
 44                  Identify Batch Jobs/Schedule for CLEC          Thu 1/18/01     Thu 1/18/01               NA                NA
 45                  Create CLEC Batch Jobs/Schedule in s02         Thu 1/18/01     Thu 1/18/01               NA                NA
 46                  CLEC TEST ENVIRONMENT SETUP COMPLETE           Thu 1/18/01     Thu 1/18/01               NA                NA
 47              PRODUCTION ENVIRONMENT SETUP                       MON 3/12/01     TUE 4/3//01               NA                NA
 48                  Create Batch Jobs/Schedule for CLEC on         Mon 3/12/01     Tue 3/20/01               NA                NA
                     HP48
 49                  Submit Maestro Forms for CLEC Batch on         Tue 3/20/01     Wed 3/28/01               NA                NA
                     HP48
 50                  Promote CLEC Batch Jobs to HP 48               Wed 3/28/01     Thu 3/29/01               NA                NA
 51                  Execute Operational test for CLEC Batch        Thu 3/29/01      Tue 4/3/01               NA                NA
                     on HP48
 52              CLEC GENERIC PREMISE DEFINITION                    THU 1/18/01     FRI 1/26/01               NA                NA
 53                  Identify Required Data for Generic             Thu 1/18/01     Fri 1/19/01               NA                NA
                     Premise Creation
 54                  Receive Required Premise Information           Thu 1/18/01     Thu 1/18/01               NA                NA
                     from Valor
 55                  Create Generic Premise Load Process            Fri 1/19/01     Tue 1/23/01               NA                NA
 56                  Load Generic CLEC Premises into s02            Tue 1/23/01     Fri 1/26/01               NA                NA
                     Environment
 57                  Generic CLEC Premise Setup Completed           Fri 1/26/01     Fri 1/26/01               NA                NA
 58              CLEC ORDER PROCESSING DEFINITION                   FRI 1/26/01      THU 4/5/01               NA                NA
 59                  CLEC Order Processing Technical Design         Fri 1/26/01      Wed 3/7/01               NA                NA
 60                  Create CLEC Business Process (Order             Thu 2/1/01      Tue 2/6/01               NA                NA
                     Flow)
 61                  Code & Unit test CLEC Reason Code               Thu 2/1/01      Wed 3/7/01               NA                NA
                     Modifications
 62                  Code & Unit test PUC Reporting Changes         Fri 3/30/01      Thu 4/5/01               NA                NA

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
 63                  Update CCS Documentation w/CLEC                Mon 3/12/01     Tue 3/13/01               NA                NA
                     Business Process
 64                  CLEC SERVICE ORDER FLOW ENHANCEMENT            Tue 3/13/01     Tue 3/13/01               NA                NA
                     COMPLETE
 65              CLEC SYSTEM TEST PHASE                              TUE 2/6/01      MON 4/2/01               NA                NA
 66                  Create CLEC Test Scenarios                      Tue 2/6/01      Mon 3/5/01               NA                NA
 67                  Execute CLEC Order Processing Test              Thu 3/8/01     Wed 3/28/01               NA                NA
                     Scenarios/Bugfix
 68                  Execute CLEC Batch Processing/PUC              Thu 3/15/01     Mon 3/19/01               NA                NA
                     Reporting Test Scenarios
 69                  Execute CLEC Regression Test/Bugfix            Thu 3/29/01      Mon 4/2/01               NA                NA
 70                  CLEC SYSTEM TESTING COMPLETE                    Mon 4/2/01      Mon 4/2/01               NA                NA
 71              CLEC PRODUCTION INSTALLATION PHASE                  TUE 4/3/01      TUE 4/3/01               NA                NA
 72                  Load CLEC Generic Premises to ccs00p10          Tue 4/3/01      Tue 4/3/01               NA                NA
 73                  Promote CLEC Release to Production hp48         Tue 4/3/01      Tue 4/3/01               NA                NA
 74                  CLEC USERS BEGIN LIVE ORDERS                    Tue 4/3/01      Tue 4/3/01               NA                NA
 75              DOCUMENT RESULTS AND OBTAIN VALOR SIGN-OFF          FRI 3/9/01      FRI 3/9/01               NA                NA
 76                  Collect and document test results               Fri 3/9/01      Fri 3/9/01               NA                NA
 77                  Create client documentation for                 Fri 3/9/01      Fri 3/9/01               NA                NA
                     sign-off by Valor
 78                  Review documentation w/Valor and obtain         Fri 3/9/01      Fri 3/9/01               NA                NA
                     sign-off
 79                  Perform final clean up prior to going           Fri 3/9/01      Fri 3/9/01               NA                NA
                     live
 80                  Archive test cases and test results             Fri 3/9/01      Fri 3/9/01               NA                NA
                     documentation
 81              VALOR CLECORDE ENTRY AVAILABLE                      Tue 4/3/01      Tue 4/3/01      Mon 3/26/01       Mon 3/26/01
 82              CAMS ENVIRONMENT SETUP                              FRI 1/5/01      THU 5/3/01     FRI 12/15/00        THU 3/1/01
 83                  SETUP CAMS PROCESSING ENVIRONMENT               FRI 1/5/01     TUE 3/27/01       MON 1/8/01       WED 2/21/01
 84                   Refresh CAQMS Tables Base                      Fri 1/5/01      Tue 2/6/01       Mon 1/8/01        Mon 1/8/01
 85                   Allocate DASD                                  Fri 1/5/01     Wed 1/10/01       Mon 1/8/01        Mon 1/8/01
 86                   Create Production size CAMS data base         Wed 1/10/01     Fri 1/12/01       Tue 1/9/01       Thu 1/11/01
                      VL3
 87                   Create JCL                                    Mon 1/15/01     Wed 3/14/01      Thu 1/11/01       Wed 1/17/01
 88                   Create DB JCL                                 Wed 1/17/01     Wed 1/17/01      Thu 1/18/01       Mon 1/22/01
 89                   Generate JCL                                  Mon 1/22/01      Thu 3/8/01      Tue 1/23/01        Mon 2/5/01
 90                   Create Parms-Manual DB update                 Wed 1/10/01      Fri 3/2/01      Thu 1/11/01       Wed 1/17/01
 91                   Modify ICP programs                            Thu 2/1/01     Tue 2/13/01      Thu 1/11/01       Wed 1/17/01
 92                   Modify CDM01400(TPTM)                          Thu 2/1/01     Tue 2/13/01      Thu 1/11/01       Thu 1/11/01
 93                   Create GDG's                                  Fri 2/16/01     Fri 2/16/01       Tue 2/6/01        Thu 2/8/01

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
 94                   Update SMSEnvironment                         Fri 2/16/01     Fri 2/16/01       Fri 2/9/01       Tue 2/13/01
 95                   Update HSC Definitions                        Fri 2/16/01     Fri 2/16/01      Wed 2/14/01       Wed 2/14/01
 96                   Update CA-1 Vault Info                        Fri 2/16/01     Fri 2/16/01       Tue 2/6/01        Tue 2/6/01
 97                   CA7 & Maestro                                 Mon 2/26/01     Tue 3/27/01       Wed 2/7/01       Wed 2/21/01
 98                   Setup RVS & SAR                                Mon 2/5/01     Tue 2/13/01       Tue 2/6/01       Wed 2/14/01
 99                   Compile CICS, & TPX Manual Updates            Fri 1/12/01     Wed 1/17/01      Fri 1/12/01       Mon 1/15/01
100                   CASE ENVIRONMENT COMPLETE                      Fri 3/9/01      Fri 3/9/01      Wed 2/21/01       Wed 2/21/01
101               DISASTER RECOVERY                                 WED 4/25/01      THU 6/3/01      MON 1/15/01        THU 3/1/01
102                   BEGIN DISASTER RECOVERY                       Wed 4/25/01     Wed 4/25/01      Wed 2/28/01       Wed 2/28/01
103                   Define additional DR requirements             Thu 4/26/01     Thu 4/26/01      Wed 2/21/01       Thu 2/22/01
104                   Update Valor DR Plan                          Fri 4/27/01      Tue 5/1/01      Thu 2/22/01       Tue 2/27/01
105                   Define & Implement Sunrise Requirements        Wed 5/2/01      Thu 5/3/01      Tue 2/27/01        Thu 3/1/01
106                   DISASTER RECOVERY UPDATE COMPLETE              Thu 5/3/01      Thu 5/3/01       Thu 3/1/01        Thu 3/1/01
107               SECURITY                                          MON 1/22/01     FRI 3/23/01      FRI 1/12/01        TUE 2/6/01
108                   Setup Prefixes & Alias for DB Region          Thu 1/25/01     Tue 3/13/01      Fri 1/12/01       Mon 1/22/01
                      (Test ODEV)
109                   Setup Prefixes & Alias for DB Region          Mon 1/22/01     Tue 3/13/01      Tue 1/23/01       Wed 1/24/01
                      (Prod-Ohio)
110                   Personnel Security Update                     Tue 1/30/01     Fri 3/23/01      Thu 1/25/01        Tue 2/6/01
111                   SECURITY COMPLETE                             Fri 3/23/01     Fri 3/23/01       Tue 2/6/01        Tue 2/6/01
112               INFRASTRUCTURE COMPLETE                           Fri 3/23/01     Fri 3/23/01       Thu 3/1/01        Thu 3/1/01
113               MANAGE INFRASTRUCTURE                             Mon 1/22/01     Wed 4/18/01     Fri 12/15/00        Thu 3/1/01
114       CAMS TABLES                                              THU 12/21/00      MON 7/2/01       TUE 1/2/01       MON 4/23/01
115           DEVELOP PRODUCTS AND SERVICE FOR RESALE              THU 12/21/00      WED 3/7/01       TUE 1/2/01        WED 2/7/01
116               TEXAS                                            THU 12/21/00      WED 3/7/01       TUE 1/2/01        WED 2/7/01
117                   Acquire SBC Tariff for Texas                 Thu 12/21/00    Thu 12/21/00       Tue 1/2/01        Tue 1/2/01
118                   RECEIVE INITIAL 250 S&P FOR TEXAS             Fri 1/19/01     Fri 1/19/01      Fri 1/19/01       Fri 1/19/01
119                   Analyze the Texas S&P that SBC will           Mon 1/22/01      Tue 2/6/01      Tue 1/23/01       Mon 1/29/01
                      resell
120                   Identify CCS window requirements               Thu 2/1/01      Wed 2/7/01      Tue 1/23/01       Tue 1/23/01
121                   Identify the NPA/NXX's/wire centers            Mon 2/5/01      Tue 2/6/01      Tue 1/23/01       Tue 1/23/01
                      for EI
122                   Identify the NPA NXX's/wire centers           Wed 1/24/01      Tue 2/6/01      Wed 1/24/01       Thu 1/25/01
                      for Amarillo
123                   Identify tax jurisdictions and taxes          Mon 1/22/01     Tue 1/23/01      Tue 1/23/01       Wed 1/24/01
                      El Paso
124                   Identify tax jurisdictions and taxes          Mon 1/22/01     Tue 1/23/01      Tue 1/23/01       Wed 1/24/01
                      Amarillo

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
125                   Assign ASOC/USOC to SBC TX resale             Thu 1/25/01      Thu 2/8/01      Tue 1/30/01        Wed 2/7/01
                      offerings
126                   Identify CARE requirements PICS & IPICS       Wed 2/21/01      Wed 3/7/01      Wed 1/24/01       Wed 1/24/01
127              LOAD TABLES TO SUPPORT RESALE                      TUE 1/22/01     THU 5/10/01      MON 1/22/01       THU 3/15/01
128               CUSTOMER SERVICE TABLE ENTRY                      WED 1/24/01     THU 3/15/01      FRI 1/26/01        THU 3/8/01
129                   Load CCS attributes new CCS S&P ASOC's         Fri 2/2/01     Thu 3/15/01       Thu 2/8/01       Wed 2/28/01
                      as needed
130                   Load ASOCs (250)/attributes to support         Thu 2/1/01      Mon 3/5/01       Thu 2/8/01        Fri 3/2/01
                      TX resale
131                   Develop and load Org structure TX             Wed 1/24/01      Fri 2/9/01      Fri 1/26/01       Tue 1/30/01
132                   Load TX Traits                                Tue 1/30/01     Tue 2/22/01      Wed 1/31/01        Fri 2/9/01
133                   Load CAMVL3 Specific Table Values for          Tue 3/6/01     Thu 3/15/01       Fri 3/2/01        Thu 3/8/01
                      Startup

134               ACCOUNTING & TAXES                                MON 1/29/01     FRI 3/16/01      THU 1/25/01       MON 2/19/01
135                   Load TX tax jurisdictions and                 Mon 1/29/01      Thu 3/8/01      Thu 1/25/01       Mon 1/29/01
                      exemptions

136                   Load TX tax codes and balasocs'               Mon 2/19/01     Fri 3/16/01      Wed 2/14/01       Mon 2/19/01
137                   Set up CAMS to work with Vertex               Wed 1/31/01      Thu 2/8/01      Tue 1/30/01        Mon 2/5/01
138                   Loan Resale revenue accounts                   Fri 3/2/01      Thu 3/8/01       Tue 2/6/01       Tue 2/13/01
139               CASH ACTIVITY                                      THU 2/1/01      FRI 2/9/01       THU 3/8/01       MON 3/12/01
140                   Activate 200 Remittance Cash Drawers           Thu 2/1/01      Fri 2/9/01       Thu 3/8/01       Mon 3/12/01
141               TREATMENT ACTIVITY                                THU 3/15/01     TUE 3/20/01      MON 3/12/01       THU 3/15/01
142                   Create and Load TX Treatment Process          Thu 3/15/01     Tue 3/20/01      Mon 3/12/01       Thu 3/15/01
143               MPS EQA ACTIVITY                                  MON 1/29/01     FRI 3/16/01      WED 1/31/01       TUE 2/20/01
144                   Provide CARE support                          Mon 1/29/01     Fri 3/16/01      Wed 1/31/01       Tue 2/20/01
145                   Load TPTM with billable entries               Tue 2/27/01     Tue 2/27/01      Wed 1/31/01        Mon 2/5/01
146                   Determine and Load OCP Tables                  Mon 3/5/01      Mon 3/5/01               NA                NA
147                   Enter SBC available values as valid           Thu 2/22/01     Wed 3/14/01      Wed 1/31/01        Mon 2/5/01
                      PICS
148                   Load RAO values for VL3                       Wed 3/14/01     Wed 3/14/01       Mon 2/5/01        Tue 2/6/01
149                   SBC in collect processing table set up        Wed 3/14/01     Wed 3/14/01               NA                NA
150                   Set VLD (DCA) as incollect                     Fri 2/9/01      Fri 2/9/01       Tue 2/6/01        Wed 2/7/01
151                   COMPLETE MPS/CARE ACTIVITY                    Fri 3/16/01     Fri 3/16/01      Tue 2/20/01       Tue 2/20/01
152                VALOR CLEC CARE                                  FRI 3/23/01     THU 5/10/01               NA                NA
153                     Receive authorization from VBS              Fri 3/23/01     Fri 3/23/01               NA                NA
154                     Valor CLEC Start Valor CLEC CARE Plan       Fri 3/23/01     Mon 3/26/01               NA                NA
155                          BEGIN VALOR CLEC CARE PLAN             Fri 3/23/01     Fri 3/23/01               NA                NA
156                          Valor CLE CARE Meetings/General        Fri 3/23/01     Mon 3/26/01               NA                NA
                             Execution

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
157                     VALOR CLEC CARE PRE-REQS REVIEW             MON 3/26/01      TUE 4/3/01               NA                NA
158                          Valor CLEC CARE Carrier                Mon 3/26/01      Tue 4/3/01               NA                NA
                             Information received
159                     Valor CLEC CARE Design & code changes        Tue 4/3/01     Wed 4/18/01               NA                NA
160                          Design Valor CLEC CARE                  Tue 4/3/01     Tue 4/17/01               NA                NA
161                             Design Program EQA555                Tue 4/3/01      Mon 4/9/01               NA                NA
162                             Design New Jobs for NDM              Mon 4/9/01     Tue 4/17/01               NA                NA
                                Centers
163                          Review and sign-off CARE Design        Tue 4/17/01     Wed 4/18/01               NA                NA
                             Document
164                     Code Valor CLEC CARE                        Wed 4/18/01      Tue 5/1/01               NA                NA
165                        Code Valor CLEC CARE                     Wed 4/18/01      Tue 5/1/01               NA                NA
166                          Code Program EQA555                    Wed 4/18/01     Mon 4/18/01               NA                NA
167                          Code New Jobs for NDM Carrier          Wed 4/18/01      Tue 5/1/01               NA                NA
168                     End Valor CLEC Care design and code          Tue 5/1/01      Tue 5/1/01               NA                NA
                        phase
169                     Valor CLEC Testing Phase                     Tue 5/1/01     Thu 5/10/01               NA                NA
170                          Valor CLEC unit test                    Tue 5/1/01     Tue 5/10/01               NA                NA
171                          Valor CLEC unit test start              Tue 5/1/01      Tue 5/1/01               NA                NA
172                          Valor CLEC Support CARE Unit            Tue 5/1/01      Fri 5/4/01               NA                NA
                             Test
173                          Document Unit Test Results              Fri 5/4/01      Wed 5/9/01               NA                NA
174                          Review Unit Test Results with           Wed 5/9/01     Thu 5/10/01               NA                NA
                             AQATS
175                          Valor CLEC Unit test complete          Thu 5/10/01     Thu 5/10/01               NA                NA
176                     Valor CLEC CARE IXC NDM Test                Wed 4/18/01     Thu 5/10/01               NA                NA
177                          Valor CLEC System test start           Thu 5/10/01     Thu 5/10/01               NA                NA
178                          Valor CLEC support System Test         Wed 4/18/01     Mon 4/30/01               NA                NA
179                             Test each IXC NDM Link for          Wed 4/18/01     Mon 4/30/01               NA                NA
                                CARE
180                          Valor CLEC System Test completed       Mon 4/30/01     Mon 4/30/01               NA                NA
181                     Valor CLEC CARE Stage programs for          Mon 4/30/01      Fri 5/4/01               NA                NA
                        production
182                          Package elements in                    Mon 4/30/01      Wed 5/2/01               NA                NA
                               Support/Support
183                          Verify Elements in                      Wed 5/2/01      Wed 5/2/01               NA                NA
                               Support/Review
184                          Package elements in                     Wed 5/2/01      Thu 5/3/01               NA                NA
                               Support/Review

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
185                          Verify Elements in Production           Thu 5/3/01      Fri 5/4/01               NA                NA
186                          Valor CLEC CARE production              Fri 5/4/01      Fri 5/4/01               NA                NA
                               start-up completed
187                     Valor CLEC CARE production begins            Fri 5/4/01      Fri 5/4/01               NA                NA
188                          Valor CLEC CARE Plan completed          Fri 5/4/01      Fri 5/4/01               NA                NA
189              BILL FORMAT CHANGES                                TUE 1/23/01     TUE 3/20/01      MON 1/22/01       TUE 2/13/01
190                     Define Bill Format Changes                  Tue 1/23/01     Thu 2/15/01      Mon 1/22/01       Tue 1/23/01
191                     Design Bill Format Changes                   Fri 2/9/01     Thu 3/15/01      Wed 1/24/01       Tue 1/30/01
192                     Make Bill Format Changes                     Mon 3/5/01     Mon 3/12/01      Wed 1/31/01        Tue 2/6/01
193                     Test Bill Format Changes                    Mon 3/12/01     Tue 3/20/01       Wed 2/7/01       Tue 2/13/01
194                     BILL FORMAT COMPLETE                        Tue 3/20/01     Tue 3/20/01      Tue 2/13/01       Tue 2/13/01
195              TABLE LOADING COMPLETE                             Tue 3/20/01     Tue 3/20/01      Mon 3/12/01       Mon 3/12/01
196              TEST TX BILLING SETUP                              SUN 1/14/01      MON 7/2/01       FRI 1/5/01       FRI 4/20/01
197                     CAMS Consulting                             Mon 2/26/01     Mon 3/19/01              N/A               N/A
198                     Apply initial CAMS changes                  Mon 2/12/01     Mon 2/12/01              N/A               N/A
199                     Define/Apply on-going CAMS Changes          Mon 3/12/01     Fri 3/30/01      Mon 3/12/01         Mon 4/201
200                     Define TX Test Cases                        Mon 2/26/01     Wed 3/28/01      Mon 3/12/01       Fri 3/16/01
201                     Enter TX Test Date                          Wed 3/28/01      Wed 4/4/01      Fri 3/16/01       Fri 3/23/01
202                     Enter TX Service Orders                      Thu 3/8/01     Fri 3/16/01      Mon 3/19/01       Mon 3/26/01
203                     Run TX Trial Billing for Cycles 10 &         Fri 3/9/01     Fri 3/23/01      Mon 3/26/01        Wed 4/4/01
                        22

204                     Test Remittance Processing                  Tue 3/27/01     Tue 4/10/01       Wed 4/4/01       Wed 4/18/01
205                     Test DB2 Extract/Load Process for           Mon 3/12/01     Tue 3/13/01      Mon 3/26/01       Wed 3/28/01
                        Region 53
206                     Test Remittance NDM for Valor 53            Thu 4/12/01     Fri 4/13/01       Wed 4/4/01        Fri 4/6/01
                        Region
207                     Review TX Test Results and Adjust           Fri 3/23/01     Mon 3/26/01       Wed 4/4/01        Fri 4/6/01
                        Tables
208                     Rerun TX Trial Billing                      Mon 3/26/01      Wed 4/4/01       Fri 4/6/01       Tue 4/10/01
209                     Obtain Valor Signoff on TX                  Fri 3/30/01     Tue 4/10/01       Fri 4/6/01       Tue 4/17/01
210                     Refresh CAMS Database                       Tue 4/10/01     Thu 4/12/01      Wed 4/18/01       Fri 4/20/01
211                     Manage Billing                              Sun 1/14/01     Tue 4/24/01       Fri 1/5/01       Thu 4/19/01
212                     Manage Tables                               Mon 1/22/01      Mon 7/2/01       Fri 1/5/01       Thu 4/19/01
213                     Create day by day schedule CCS & CAMS       Mon 2/26/01     Thu 3/15/01               NA                NA
214                     COMPLETE TEXAS BILLING TEST                 Fri 3/30/01     Fri 3/30/01     Thus 4/19/01      Thus 4/19/01
215              BILLING AVAILABLE                                  Fri 4/13/01     Fri 4/13/01      Mon 4/23/01       Mon 4/23/01
216              IMPLEMENT TEST FILES TO PRODUCTION                 TUE 4/17/01     TUE 4/24/01       MON 4/9/01       WED 4/11/01

                                  ATTACHMENT 1

 ID   TASK NAME                                                     START           FINISH       BASELINE START   BASELINE FINISH
 --   ---------                                                     -----           ------       --------------   ---------------
217                     BEGIN IMPLEMENTATION ACTIVITIES FOR         Tue 4/17/01     Tue 4/17/01       Mon 4/9/01        Mon 4/9/01
                        TEXAS TEST FILES
218                     Elevate CAMS to Production                  Thu 4/19/01     Fri 4/20/01       Mon 4/9/01       Wed 4/11/01
219                     Review CAMS Setup to Bill Cycles 10         Tue 4/17/01     Wed 4/18/01       Mon 4/9/01       Tue 4/10/01
                        & 22
220                     COMPLETE IMPLEMENTATION ACTIVITIES          Tue 4/24/01     Tue 4/24/01      Wed 4/11/01       Wed 4/11/01
                        TX TEST FILES
221              VALOR ACTIVITIES                                   MON 3/12/01     FRI 4/13/01       WED 1/3/01        TUE 2/6/01
222                   Hire Call Center Reps                          Mon 3/12/1     Fri 4/13/01       Wed 1/3/01        Tue 2/6/01
223              CLIENT APPLICATION TRAINING                        MON 4/16/01      FRI 5/4/01       TUE 3/6/01       TUE 4/17/01
224                   CCS Training                                  Mon 4/16/01     Fri 4/27/01       Tue 3/6/01       Tue 3/20/01
225                   CAMS Training                                 Mon 4/30/01      Fri 5/4/01      Tue 4/10/01       Tue 4/17/01
226                   TRAINING COMPLETE                              Fri 5/4/01      Fri 5/4/01      Tue 4/17/01       Tue 4/17/01
227              POST IMPLEMENTATION SUPPORT                         TUE 4/3/01     FRI 5/25/01      MON 3/26/01        TUE 6/5/01
228                   CCS                                            Tue 4/3/01     Tue 4/17/01      Mon 3/26/01        Mon 4/9/01
229                   Billing                                       Fri 4/13/01     Fri 5/11/01      Mon 4/23/01       Mon 5/21/01
230                   DR-Monitor Production                         Fri 4/13/01     Fri 5/25/01      Mon 4/23/01        Tue 6/5/01
231                   POST IMPLEMENTATION SUPPORT COMPLETE          Fri 5/25/01     Fri 5/25/01       Tue 6/5/01        Tue 6/5/01
232              PROJECT MANAGEMENT & CLIENT INTERFACE              MON 1/15/01     WED 8/29/01      MON 12/4/00       TUE 5/29/01
233                   Project Management                            Mon 1/22/01      Mon 6/4/01       Mon 1/8/01       Tue 5/29/01
234                   Client Interface                              Tue 1/30/01     Wed 8/29/01       Mon 1/8/01       Tue 5/29/01
235                   Solution Architecture                         Mon 1/22/01     Fri 8/10/01      Mon 12/4/00       Wed 4/11/01
236                   Conduct Client Mtgs w/Valor Reps              Mon 1/15/01     Mon 5/14/01               NA                NA
237                   PSS Support                                   Mon 3/12/01      Mon 7/9/01      Tue 1/30/01       Tue 5/29/01
238                   PROJECT MANAGEMENT COMPLETE                   Wed 8/29/01     Wed 8/29/01      Tue 5/29/01       Tue 5/29/01
239              PERFORM POST COMPLETION REVIEW/LESSON               Thu 9/6/01     Thu 9/20/01       Tue 6/5/01       Tue 6/19/01
                 LEARNED
240              TREATMENT (REQUIRED 180 DAYS AFTER FIRST           WED 9/12/01    WED 10/17/01      THU 9/20/01      TUE 10/23/01
                 BILLING)
241                   Setup treatment jobs                          Wed 9/12/01     Mon 9/17/01      Thu 9/20/01       Tue 9/25/01
242                   Setup Treatment Test Environment              Mon 9/17/01     Wed 9/19/01      Thu 9/20/01       Tue 9/25/01
243                   Test treatment                                Thu 9/20/01     Wed 10/3/01      Tue 9/25/01       Tue 10/9/01
244                   Test Collections                              Thu 10/4/01    Wed 10/17/01      Tue 10/9/01      Tue 10/23/01
245                   TREATMENT READY FOR PRODUCTION               Wed 10/17/01    Wed 10/17/01     Tue 10/23/01      Tue 10/23/01
246              VALOR CLEO PHASE I - TEXAS COMPLETE               Wed 10/17/01    Wed 10/17/01     Tue 10/23/01      Tue 10/23/01